UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):
                 November 13, 2001, as amended January 10, 2002


                       CHINA XIN NETWORK MEDIA CORPORATION
                             (Formerly Frefax Inc.)
               (Exact name of issuer as specified in its charter)





Florida                         000-29915                       650786722
State or other jurisdiction     Commission                    IRS Employer
of incorporation                File Number No.              IdentificationNo.





                       1255 Peel Street, Montreal, Quebec
                      H3B 2T9 CANADA (Address of principal
                          executive offices) (Zip Code)





               Registrant's telephone number, including area code:
                     Tel: (514) 398-0515 Fax: (514) 398-9901

Item 1.   Changes in Control of Registrant.

Pursuant to an Acquisition Agreement, dated November 8, 2001 and closed November 13, 2001, between Frefax Inc. (FFAX), a Florida Corporation, and China Xin Network (Canada) Inc. (CXNC), a privately held Federally Chartered Canadian Corporation, 28,836,566 shares of common stock of FFAX were exchanged for 14,418,283 shares of common stock of CXNC, where CXNC becomes a wholly owned subsidiary of FFAX.

Prior to the closing of this transaction FFAX had issued and outstanding a total of 21,495,091 common shares, bringing the total number of shares outstanding to 50,331,657. No other cash consideration was involved.

The table below lists the names of the beneficial owners of FFAX shares know to the Registrant at the time of filing of this form.

------------------------- ----------------------------- -------------------------- --------------------------
     Title of Class            Name & Address of          Amount and Nature of         Percent of Class
                                Beneficial Owner          Beneficial Ownership
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Jean-Francois Amyot                   9,371,884                    16.8%
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA (through 3884368
                          Canada Inc.)
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
                          Raymond Boisvert
                          550-1255 Peel Street
Common shares             Montreal, Qc. H3B 2T9                 9,371,884                    16.8%
                          CANADA (through 3884368
                          Canada Inc.)
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             China Economic Information           10,092,798                    20.1%
                          Network
                          (CEINet)
                          No. 58, Sanlihe Road
                          Beijing 100045
                          P.R.CHINA
------------------------- ----------------------------- -------------------------- --------------------------

As the founders and Joint Venture partners of CXNC, 3884368 Canada Inc. and CEINet hold 57.3% of all the outstanding and issued shares of FFAX.

A copy of the Acquisition Agreement is filed as an exhibit to this form 8-K.

The table below lists the security holdings of Management:

------------------------- ----------------------------- -------------------------- --------------------------
     Title of Class            Name & Address of          Amount and Nature of         Percent of Class
                                Beneficial Owner          Beneficial Ownership
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Jean-Francois Amyot                   9,371,884                    16.8%
                          CEO & Chairman of FFAX
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA
------------------------- ----------------------------- -------------------------- --------------------------
------------------------- ----------------------------- -------------------------- --------------------------
Common shares             Raymond Boisvert                      9,371,884                    16.8%
                          President of FFAX
                          550-1255 Peel Street
                          Montreal, Qc. H3B 2T9
                          CANADA
------------------------- ----------------------------- -------------------------- --------------------------


Item 2.   Acquisition or Disposition of Assets.

FFAX acquired 100% of the outstanding shares of CXNC in exchange for a total of 28,836,566 newly issued shares of FFAX common stock to CXNC shareholders. The issuance of the FFAX shares to CXNC effectively created a merger and change of control, such that CXNC is now a wholly owned subsidiary of FFAX. This exchange is intended to qualify as a tax-free reorganization under Section 368 of the internal Revenue Code of 1986, as amended, and the shares of FFAX received by CXNC shareholders will be received on a tax free basis. The shares issued by FFAX will be `restricted securities' as defined in Rule 144 under the Securities Act of 1933, and an appropriate legend will be placed on the certificates representing such shares, and stop transfer orders placed against them. No other financial compensation was issued for this transaction. To further accommodate this acquisition FFAX share structure will be re-capitalized in the near future.

Following the closing of the transaction, on November 14, 2001, Mr. Anthony Papa, the sole officer and Director of FFAX nominated Mr. Jean-Francois Amyot and Mr. Raymond Boisvert to the executive and board of directors of FFAX. Thereafter, Mr. Anthony Papa delivered to the Board his resignation letter along with the minutes of the FFAX Board.

With respect to China Xin Network (Canada) Inc., CXNC was incorporated on October 19th, 2000, to acquire the exclusive commercialization rights to the most reliable and timely financial, economic and business financial information on China, published by the China Economic Information Network (CEINet).

CXNC is a privately held company with its shares owned 65% by Mr. Jean-Francois Amyot and Mr. Raymond Boisvert, through their holding company 3884368 Canada Inc. and 35% by the China Economic Information Network (CEINet), a subsidiary of the Chinese State Information Center (SIC) which reports to the State Development Planning Commission.

CEINet was created by the SIC as a professional information service network, responsible for producing and publishing economic information on China. CEINet has a local information network in over 150 cities and regions all across China, forming a financial information network that covers the entire country.

The SIC is a government sponsored institution under the direct management of the State Development Planning Commission (SDPC). The SDPC reports directly to the State Council, which is China's cabinet, the highest body, of state administration.

CEINet currently publishes over 2000 financial news articles and features a week. This allows CXNC to provide its subscribers with over 200 new articles daily. The articles and reports that are published by CXNC are sourced primarily from CEINet. CEINet is the Chinese Government's primary source of financial, economic and business news, used in the planning and economic development of China.

CXNC will edit, normalize and properly classify all this data using industry standard NewsML tags. This process allows CXNC to display, hide or arrange certain areas of the same content in different ways. This allows the content to be automatically prepared for multi-channel publishing. The main products to be offered by CXNC include, Real-time Financial News, Corporate Profiles, Financial Television, Market Research and Monthly Industry Reviews.

CXNC presently operates from its head office in Montreal and has a staff of 17 editors, translators and support staff in its Beijing editorial office.


Item 3.   Bankruptcy or Receivership.

NOT APPLICABLE


Item 4.   Change in Registrant's Certifying Accountants

NOT APPLICABLE


Item 5.   Other Events and Regulation FD Disclosure.

Following the closing of the acquisition on November 13, 2001, Mr. Anthony Papa, the Chairman and sole member of the Board of Directors of FFAX, nominated Mr. Jean-Francois Amyot as CEO and Mr. Raymond Boisvert as President and further nominated Mssrs. Amyot and Boisvert as directors of FFAX. Following these announcements, Mr. Anthony Papa resigned all his executive positions and seat on the board of directors.

On November 15th, 2001, The CEO, Jean-Francois Amyot announced the appointment of Mr. David Dingwall as member of the Board of Directors. David Dingwall has held several positions within both the Canadian provincial and federal governments as an administrator, a legislator, and a cabinet minister. In 1980, he was elected to the Parliament of Canada and served as Parliamentary Secretary to the Minister of Energy, Mines and Resources. He was successively re-elected in 1984, 1988, and 1993.

Item 6.   Resignations of Registrant's Directors.

Mr. Anthony Papa, Chairman and sole Director of FFAX resigned from the executive and the board following the nominations of the new executive and board member.



Item 7.   Financial Statements and Exhibits.

This is amended from the original filing to include the Audited Statements of Frefax Inc. For the year ending June 30, 2001 and the first quarter September 30, 2001.

                                 FREFAX, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          INDEX TO FINANCIAL STATEMENTS




                                                                           Page number
Independent auditors' report                                                  F-1

Balance sheet at June 30, 2001                                                F-2

Statements of operations and comprehensive income (loss) for the years ended  F-3
June 30, 2001 and 2000 and cumulative period from September 26,
1997 (date of inception) to June 30, 2001

Statement of stockholders' deficiency for the period from September 26, 1997  F-4 - F-5
(date of inception) to June 30, 2001

Statement of cash flows for the years ended June 30, 2001 and 2000 and        F-6
cumulative period from September 26, 1997 (date of
inception to June 30, 2001.

Notes to financial statements                                                 F-7 - F-12


                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders of Frefax, Inc.



We have audited the accompanying balance sheet of Frefax, Inc. (a development stage company) (the "Company") as of June 30, 2001 and the related statements of operations and comprehensive income (loss), stockholders' deficiency and cash flows for the years ended June 30, 2001 and 2000 and cumulative period from September 26, 1997 (date of inception) to June 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amouts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable bases for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2001 and the results of its operations and cash flows for the years ended June 30, 2001 and 2000 and cumulative period from September 26, 1997 (date of inception) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has no established source of revenue which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Fine and Associates
Montreal, Quebec Canada
December 18, 2001

                                  FREFAX, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  JUNE 30, 2001


                                     ASSETS
                                     ------
Current assets:                                                                     $         NIL
                                                                                    =============

                                   LIABILITIES
                                   -----------
Current liabilities:
     Accrued expenses - Related party                                               $       9,000
                                                                                    -------------
     Loans from related parties                                                            37,223
                                                                                    -------------
              Total current liabilities                                                    46,223
                                                                                    -------------

Commitments and contingencies (Note 6)                                                    --
                                                                                    -------------

                            SHAREHOLDERS' DEFICIENCY
                            ------------------------
Stockholders' deficiency:
     Common stock - $.001 per value, 50,000,000 shares
     Authorized, 21,495,091 shares issued and outstanding                                  21,495
     Additional paid-in capital                                                           279,315
Accumulated deficit during the development stage                                         (139,877)
Accumulated other comprehensive income (loss)                                             (10,807)
Stock subscriptions receivable                                                           (196,349)
                                                                                    -------------
     Total stockholders' deficiency                                                       (46,223)
                                                                                    -------------

Total liabilities and stockholders' deficiency                                      $         NIL
                                                                                    =============



           See accompanying notes to consolidated financial statements

                                  FREFAX, INC.
                          (A DEVELOPMENT STAGE COMPANY)
            STATEMENTS OF OPERATIONS AND COMPRHEHENSIVE INCOME (LOSS)


Expenses:
    Selling, general and administrative expenses                        124,035                39,458                207,900
    Research and development                                                  -                 4,457                 17,864
                                                            --------------------   -------------------  ---------------------

Total expense                                                           124,035                43,915                225,764
                                                            --------------------   -------------------  ---------------------

Loss before other income (expense)
 and provision for income taxes                                        (124,035)              (43,915)              (225,764)

Other income (expense)
   Gain on disposal of division                                          68,389                     -                 68,389
   Gain on foreign currency transactions                                      -                 4,871                  8,640
   Interest income                                                        3,742                 3,744                  9,322
   Interest expense                                                           -                     -                   (464)
                                                            --------------------   -------------------  ---------------------
   Total other income                                                    72,131                 8,615                 85,887
                                                            --------------------   -------------------  ---------------------
Loss before provision for income taxes                                  (51,904)              (35,300)              (139,877)
                                                            --------------------   -------------------  ---------------------

Provision for income taxes                                                    -                     -                      -
                                                            --------------------   -------------------  ---------------------

Net (loss)                                                              (51,904)              (35,300)              (139,877)
                                                            ====================   ===================  =====================
Other items of comprehensive income (loss)                                  565                (4,936)               (10,807)
                                                            --------------------   -------------------  ---------------------
Comprehensive net (loss)                                                (51,339)              (40,236)              (150,684)
                                                            ====================   ===================  =====================
Basic:
    Net (loss)                                                               (0)                  NIL                     (0)
                                                            ====================   ===================  =====================
Weighted average number of common shares outstanding                 19,457,228            19,446,000             14,399,646
                                                            ====================   ===================  =====================

           See accompanying notes to consolidated financial statements

                   FREFAX, INC. (A DEVELOPMENT STAGE COMPANY)
                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY
   FOR THE PERIOD FROM SEPTEMBER 26, 1997 (DATE OF INCEPTION) TO JUNE 30, 2001

                                                                         Accumulated       Accumulated
                                                             Additional  Deficit           Other         Stock         Total
                                          Common Stock       Paid-in     During the        comprehensive Subscriptions Stockholders'
                                         Shares     Amount   Capital     Development Stage Income (Loss) Receivable    Deficiency
                                      -----------  --------- ----------- ----------------  ---------    -------------  ----------
Issuance of common stock upon
capitalization of company                500,000     500       2,000        -                 -           -             2,500

Issuance of common stock in
  connection with limited offerings      403,000     403         297        -                 -           -               700
Net loss from date of inception
  (September 26, 1997) to
   June 30, 1998                            -          -          -        (2,954)            -           -            (2,954)
                                      ----------- ------- -----------   ---------------- ---------   ------------    ---------
                                      ----------- ------- -----------   ---------------- ---------   ------------    ---------

Balances at June 30, 1998                903,000     903       2,297       (2,954)                       -                246

Issuance of common
   stock in connection with
acquisition of subsidiary             10,000,000  10,000         -          -                -           -             10,000

Issuance of common
   stock in connection with
   limited offering (November 1998)    6,001,000   6,001      54,009        -             (60,010)       -             -

Issuance of common
   stock in connection with
   limited offering (february 1999)    2,542,000   2,542     124,558        -            -              (127,100)      -

Accrued interest on
  subscriptions receivable                -          -          -           -            -                (1,755)     (1,755)

Foreign Currency
   translation adjustment                 -          -          -           -              (6,436)       -            (6,436)

Net loss for the year ended
   June 30, 1999                          -          -          -         (49,719)         -               -         (49,719)
                                      ----------- ------- -----------   ---------------- ---------   ------------   ---------

Balances at June 30, 1999
(Forwarded)                           19,446,000  19,446     180,864      (52,673)         (6,436)      (188,865)    (47,664)


           See accompanying notes to consolidated financial statements

                   FREFAX, INC. (A DEVELOPMENT STAGE COMPANY)
                     STATEMENTS OF STOCKHOLDERS' DEFICIENCY
   FOR THE PERIOD FROM SEPTEMBER 26, 1997 (DATE OF INCEPTION) TO JUNE 30, 2001

                                                                     Accumulated         Accumulated
                                                        Additional   Deficit             Other          Stock         Total
                                    Common Stock        Paid-in      During the          comprehensive  Subscriptions Stockholders'
                                  Shares    Amount      Capital      Development Stage   Income (Loss)  Receivable    Deficiency
                              ------------  ---------- ------------- -----------------   -------------   -----------  ------------
Balances at June 30, 1999
(from previous 19,446,000      19,446,000    180,864    (52,673)       (6,436)               (188,865)     (47,664)

Accrued interest on
   subscriptins receivable            -        -          -                -                     -          (3,742)       (3,742)

Foreign currency
   translation adjustment             -        -          -                -                   (4,936)         -          (4,936)

Net loss for the year ended
   June 30, 2000                      -        -          -           (35,300)                   -             -         (35,300)
                              ------------  ---------- ------------- -----------------   -------------   -----------  ------------

Balances at June 30, 2000      19,446,000     19,446    180,864       (87,973)                (11,372)    (192,607)      (91,642)

Issuance of common stock
for services rendered           2,049,091      2,049     98,451        -                         -              -        100,500

Accrued interest on
   subscriptions receivable           -        -          -            -                         -          (3,742)       (3,742)

Foreign currency
   translation adjustment             -        -          -            -                          565          -             565

Net loss for the year ended
   June 30, 2001                      -        -          -           (51,904)                   -             -         (51,904)
                              ------------  ---------- ------------- -----------------   -------------   -----------  ------------

Balances at June 30, 2001      21,495,091     21,495    279,315      (139,877)               (10,807)      (196,349)     (46,223)
                              ============  ========== ============= =================   =============   ===========  ============

           See accompanying notes to consolidated financial statements

                                  FREFAX, INC.
                         (A DEVELOPMENT STATE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                                                                      (Note 10)
                                                           For the year         (Note 10)             Cumulative period from
                                                        ended June 30, 2001   For the year ended      September 26,1997
                                                              2001              June 30, 2000         (date of inception) to
                                                              ----             --------------         June 30, 2001
                                                                                                      -------------
Cash flows from operating activities:
   Net (loss)                                             (51,904)              (35,300)                 (139,877)
   Adjustments to reconcile net (loss) to net
      cash used for operating activities:
         Common stock issued for services rendered        100,500                    -                    100,500
         Foreign currency translation                         565                (4,936)                  (10,807)
         Depreciation                                           -                 5,303                     4,408
         Gain on disposal of division                     (68,389)                                        (68,389)
         Interest income on subscriptions receivable       (3,742)               (3,742)                   (9,239)
(Increase) decrease in:
         Recoverable use tax                                4,656                  (412)                        -
         Security deposits                                  2,004                  3,483                    5,487
Increase (decrease) in:
         Accrued expenses - related party                 (19,500)               14,189                     9,000
                                                       -----------     -----------------        -----------------
Net cash used for operating activities                    (35,810)              (21,415)                 (108,917)
                                                       -----------     -----------------        -----------------

Cash flows from investing activities:
        Purchase of furniture, fixtures and equipment           -                  (533)                  (88,502)
                                                       -----------     -----------------        -----------------
Net cash used for investing activities                          -                  (533)                  (88,502)
                                                       -----------     -----------------        -----------------

Cash flows from financing  activities:
        Proceeds from initial capitalization of company
          and from sale of common stock in connection
          with private placements,                              -                  -                        3,200
        Loans from related parties                         35,530                18,415                   194,219
                                                       -----------     -----------------        -----------------
Net cash provided by financing activities                  35,530                18,415                   197,419
                                                       -----------     -----------------        -----------------

Net increase (decrease) in cash                              (280)               (3,533)                        -

Cash, beginning of period                                     280                 3,813                         -
                                                       -----------     -----------------        -----------------

Cash, end of period                                             -                   280                         -
                                                       -----------     -------------------      -----------------

Supplemental disclosure of non-cash flow information:
       Cash paid during the year for:
       Interest                                                 -                     -                         -
                                                       -----------     -----------------        -----------------
       Income taxes                                             -                     -                         -
                                                       -----------     ----------------         -----------------

Schedule of non-cash investing activities:
       Issuance of 8,543,000 shares of common stock
       in exchange for subscription receivables                 -                     -                   187,110
                                                       ===========     =================        =================


           See accompanying notes to consolidated financial statements

NOTE 1   -        ORGANIZATION

         Frefax, Inc. (the "Company") was incorporated in the State of Florida on September 26, 1997 as Central Group, Inc. The name of the Company was changed on September 15, 1998 to its current name.

         Pursuant to the stock purchase agreement dated July 30, 1998 between the Company and the shareholders of Frefax, Inc. (Canada), ("Frefax Canada"), a company incorporated in the province of Ontario, Canada, the Company issued an aggregate of 10,000,000 shares of its $.001 par value common stock to the shareholders of Frefax Canada in exchange for 100% of Frefax Canada's issued and outstanding common stock. Accordingly, Frefax Canada became a wholly owned subsidiary of the Company. Such transaction is considered a capital transaction whereby Frefax Canada contributed its stock for the net book value of the Company.

         Frefax Canada was incorporated on September 5, 1996 for the purpose of developing software to be utilized in reducing long distance telephone fax charges. The Company ceased pursuing this prior to June 30, 2000.

         In May 2001 the Company sold of 100% of Frefax Inc. (Canada) for a total net proceeds of $68,389.00

         As of June 30, 2001, the company is considered to be a development stage company. However, on November 8, 2001, the Company signed a letter of intent to enter into an acquisition agreement with China Xin Network (Canada) Inc. ("CXN"). See Note 9.

NOTE 2   -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)            Basis of presentation
              The Company is considered to be a development stage company as of June 30, 2001 since planned principal operations have not yet commenced

b)            Cash and cash equivalent-
              The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

                                   FREFAX, INC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                      (DATE OF INCEPTION) TO JUNE 30, 2001


NOTE 2   -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

c)       Income taxes
         ------------
         The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes.

d)       Research and development costs
         ------------------------------
         Research and development costs are expensed as incurred. Such costs amounted to $-0- and $4,457 for the years ended June 30, 2001 and 2000 and $17,864 from September 26, 1997 (date of inception) to June 30, 2001.

e)       Earnings per share
         ---------------------------
         Earnings per common share is computed pursuant to SFAS No. 128 "Earnings Per Share." Basic earnings per share is computed as net income (loss) available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and convertible preferred stock

f)       Use of estimates
         -----------------
         The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                   FREFAX, INC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                      (DATE OF INCEPTION) TO JUNE 30, 2001


NOTE 2   -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

g)       Foreign currency translation
         ----------------------------
         The functional currency for the Company's foreign operation is the applicable local currency, Canadian dollars. The translation from Canadian dollars to U.S. dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. The resulting translation adjustments are recorded as a component of comprehensive income. Gains or losses resulting from foreign currency transactions are included in the statements of operations.

h)       Effect of new accounting standards
         ----------------------------------
         The Company does not believe that any recently issued accounting standards, not yet adopted by the Company, will have a material impact on its financial position and results of operations when adopted.

         During June 2001 SFAS No. 141, "Business Combinations" was issued. This standard addresses financial accounting and reporting for business combinations. All business combinations within the scope of SFAS 141 are to be accounted for using one method - the purchase method. Use of the pooling-of-interests method is prohibited. The provisions of SFAS 141 apply to all business combinations initiated after June 30, 2001. It also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later.

         During June 2001 SFAS No. 142, "Goodwill" and Other Intangible Assets" was issued. This standard addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. SFAS 142 also addresses how goodwill and other intangibles assets should be accounted for after they have been initially recognized in the financial statements. The provision of SFAS 142 is effective for fiscal years beginning after December 15, 2001.

                                   FREFAX, INC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                      (DATE OF INCEPTION) TO JUNE 30, 2001

NOTE 3   -        GOING CONCERN

         The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. It is the intent of the Company to seek financing trough the acquisition of an active company. See Note 9.


NOTE 4   -        ACCRUED EXPENSES RELATED PARTY

         Accrued expenses at June 30, 2001 consist of $9,000 professional fees which have been subsequently paid directly by the Company's President.

NOTE 5   -        PROVISION FOR INCOME TAX

         Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed by the Company at a rate of approximately 34% for federal and 6% for state.


NOTE 6   -        COMMITMENTS AND CONTINGENCIES

a)       Lack of Insurance

         The Company does not maintain any property, product liability, general liability or any other form of insurance, Although the Company is not aware of any claims resulting from product malfunctions, there is no assurance that none exists.

                                   FREFAX, INC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                      (DATE OF INCEPTION) TO JUNE 30, 2001

NOTE 7   -        STOCKHOLDERS' DEFICIENCY

a)       Capitalization
         --------------
         The Company was organized during September 1997 by issuing an aggregate of 500,000 shares of its $.001 par value common stock to its founder for $2,500.

b)       Acquisition of Subsidiary
         ------------------------
         Pursuant to a stock purchase agreement dated July 30, 1998 between the Company and the shareholders of Frefax Canada, the Company issued an aggregate of 10,000,000 shares of its $.001 par value common stock to the shareholders of Frefax Canada in exchange for 100% of Frefax Canada issued and outstanding common stock. Accordingly, after such transaction, Frefax Canada became a wholly owned subsidiary of the Company. Such transaction is considered a capital transaction whereby Frefax Canada contributed its stock for the net book value of the Company, and accordingly, no goodwill is recorded.

c)       Limited Offering Memorandums
         ----------------------------
         During October 1997, the Company commenced two Limited Offerings pursuant to Rule 504 of Regulation D promulgated under the Securities Act of 1933. The Company offered 400,000 shares of its common stock at $.001 per share and 4,000 shares of its common stock at $ .10 per share, respectively. The Company sold an aggregate of 403,000 shares of common stock yielding net proceeds of $700.

d)       Private Offerings
         ----------------
i) During November 1998, the Company offered 7,500,000 shares of its common stock at $.01 per share pursuant to rule 504 of regulation D promulgated under the Securities Act of 1933. The Company sold a total of 6,001,000 shares of common stock in exchange for a promissory note of $60,010 which has been classified as a stock subscription receivable thereby reducing stockholder's equity.

     ii) During February 1999, the Company offered 10,000,000 shares of its common stock at $.05 per share pursuant to Rule 504 of Regulation D promulgated under the Securities Act of 1933. The Company sold a total of 2,542,000 shares of common stock in exchange for a promissory note of $127,100, which has been classified as a stock subscription receivable thereby reducing stockholder's equity.

The above promissory notes are callable on demand and accrue interest at a rate of 2% per annum. As of June 30, 2001, the Company accrued $9,239 of interest receivable in connection with such notes.

                                   FREFAX, INC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 2001 AND 2000
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                      (DATE OF INCEPTION) TO JUNE 30, 2001


NOTE 7   -        STOCKHOLDERS' DEFICIENCY (cont'd)

e)       Shares issued for services rendered

         In June 2001, 2,049,091 shares of common stock were issued in exchange for services rendered at a value of $100,500, or $.05 per share, including a total of 1,622,728 shares issued to the Chairman as compensation.

NOTE 8   -        RELATED PARTY TRANSACTIONS


a) In June 2001, 1,622,728 shares of common stock were issued to the Chairman for compensation at a value of $80,000, or $.05 per share.



NOTE 9   -        SUBSEQUENT EVENT

         On November 8, 2001, the Company acquired CXN, a Canadian corporation Under the acquisition agreement, the Company acquired all of the outstanding common stock of CXN in exchange for 28,836,566 newly issued common shares of the Company's common stock to be issued on a 2 for 1 basis to the existing CXN shareholders. The acquisition will be treated as a reverse acquisition. Therefore the historical financial statements prior to November 8, 2001 will be those of CXN. The transaction is considered a capital transaction whereby CXN contributes its stock for the net assets of the Company.

         In addition, the Company was declared to have no assets and liabilities at that date. In connection with that, the former Chairman of the Company agreed to take full responsibility for any and all outstanding liabilities of the company.

         As a result of the issuance of 28,836,566 new shares of common stock, the Company is in excess of its 50,000,00 authorized shares by 331,657 shares.

NOTE 10  -        CHANGE OF AUDITORS

         On December 17, 2001 the Company changed auditors and the auditors report of Fine and Associates does not cover prior years. Prior years figures have been presented only for comparative purposes.

                           FREFAX, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                    CONSOLIDATED INTERIM FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2001
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                    (DATE OF INCEPTION) TO SEPTEMBER 30, 2001

                           FREFAX, INC. AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS




                                                                                             Page number
Independent auditors' report                                                                     F-1

Consolidated Interim Balance sheet at September 30, 2001                                         F-2

Consolidated Interim Statements of operations and comprehensive income (loss)
for the period ended September 30, 2001 and cumulative period
from September 26, 1997 (date of inception) to September 30, 2001                                F-3

Consolidated Interim Statement of stockholders' deficiency for the period from
September 26, 1997 (date of inception) to September 30, 2001                                     F-4 - F-5

Consolidated Interim Statement of cash flows for the periods ended September 30,
2001 and cumulative period from September 26, 1997 (date of
inception) to September 30, 2001.                                                                F-6

Consolidated Interim Notes to financial statements                                               F-7 - F-12


                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Frefax, Inc. and Subsidiary

We have audited the accompanying interim balance sheet of Frefax, Inc. and Subsidiary (a development stage company) (the "Company") as of September 30, 2001 and the related interim statements of operations and comprehensive income
(loss), stockholders' deficiency and cash flows for the period ended September 30, 2001 and cumulative period from September 26, 1997 (date of inception) to September 30, 2001. These consolidated interim financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated interim financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated interim financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable bases for our opinion.

In our opinion, the consolidated interim financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 2001 and the results of its operations and cash flows for the period ended September 30, 2001 and 2000 and cumulative period from September 26, 1997 (date of inception) to September 30, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated interim financial statements have been prepared assuming the Company will continue as a going concern, As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has no established source of revenue which raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Fine and Associates
Montreal, Quebec Canada
December 20, 2001

                           FREFAX, INC. AND SUBSIDARY
                          (A DEVELOPMENT STAGE COMPANY)
                       CONSOLIDATED INTERIM BALANCE SHEET
                               SEPTEMBER 30, 2001


                                     ASSETS
                                     ------

Current assets:
     Cash                                                                           $       8,049
     Prepaid and deposits                                                                  19,962
     Receivable use Tax                                                                    19,149
                                                                                    -------------
                                                                                           47,160

Capital assets. (Note 1d)                                                                  60,273
                                                                                    -------------

                                                                                          107,433

                                   LIABILITIES
                                   -----------
Current liabilities:
     Accrued expenses                                                               $      16,650
                                                                                    -------------
     Accrued expenses - Related party                                               $      74,971
                                                                                    -------------
     Loans from related parties                                                            37,223
                                                                                    -------------
              Total current liabilities                                                   128,844
                                                                                    -------------

Loans payable (Note 7)

Commitments and contingencies (Note 6)                                                     -
                                                                                          ----

                                                                                          538,148
                            SHAREHOLDERS' DEFICIENCY
                            ------------------------
Stockholders' deficiency:
     Common stock - $.001 per value, 50,000,000 shares
     Authorized, 50,331,657 shares issued and outstanding                                  50,332
     Additional paid-in capital                                                           108,932
Accumulated deficit during the development stage                                        (197,285)
Stock subscriptions receivable                                                          (196,349)
                                                                                    -------------
     Total stockholders' deficiency                                                       430,715
                                                                                    -------------

Total liabilities and stockholders' deficiency                                      $     107,433
                                                                                    =============



           See accompanying notes to consolidated financial statements

                                  FREFAX, INC.
                          (A DEVELOPMENT STAGE COMPANY)
            STATEMENTS OF OPERATIONS AND COMPRHEHENSIVE INCOME (LOSS)

                                                                                 Cumulative period
                                                                                 from September
                                                                                 26, 1997 (date of
                                                          For the period         inception) to
                                                          ended September        September 30,
                                                          30, 2001               2001
                                                         -------------------------------------------

                                                          $               -      $               -
                                                         --------------------   --------------------
Income

Expenses:
    Selling, general and administrative expenses                     276,201                393,630

Total expense                                                        276,201                393,630
                                                         --------------------   --------------------

Loss before other income (expense)
 and provision for income taxes                                     (276,201)              (393,630)

Other income (expense)
   Interest income                                                       936                    936
   Total other income                                                    936                    936
                                                         --------------------   --------------------

Loss before provision for income taxes                              (275,265)              (392,694)
                                                         --------------------   --------------------

Provision for income taxes                                         -                      -
                                                         --------------------   --------------------

Comprehensive net (loss)                                            (275,265)              (392,694)
                                                         ====================   ====================

Basic:
    Net (loss)                                                            (0)                    (0)
                                                         ====================   ====================


           See accompanying notes to consolidated financial statements

            FREFAX, INC. AND SUBSIDIARY (A DEVELOPMENT STAGE COMPANY) CONSOLIDATED INTERIM STATEMENTS OF STOCKHOLDERS' DEFICIENCY FOR THE PERIOD FROM SEPTEMBER 26, 1997 (DATE OF INCEPTION)
                             TO SEPTEMBER 30, 2001

                                                                        Accumulated        Accumulated
                                                            Additional  Deficit            Other         Stock         Total
                                           Common Stock     Paid-in     During the         comprehensive Subscriptions Stockholders'
                                       Shares     Amount    Capital     Development Stage  Income (Loss) Receivable    Deficiency
                                     -----------  --------- ----------- ----------------- -------------  ------------   -----------
Issuance of common stock upon
capitalization of company               500,000        500       2,000       -                -              -               2,500

Issuance of common stock in
  connection with limited offerings     403,000        403         297       -                -              -                 700

Net loss from date of inception
  (September 26, 1997) to
June 30, 1998                              -             -          -             (2,954)     -              -              (2,954)
                                     -----------  --------- ----------- ----------------- -------------  ------------   -----------

Balances at June 30, 1998               903,000        903       2,297            (2,954)     -              -                 246

Issuance of common
   stock in connection with
acquisition of subsidiary            10,000,000     10,000      -            -                -              -              10,000

Issuance of common
   stock in connection with
   limited offering (November 1998)   6,001,000      6,001      54,009       -                 (60,010)      -             -

Issuance of common
   stock in connection with
   limited offering (february 1999)   2,542,000      2,542     124,558       -                -             (127,100)      -

Accrued interest on
  subscriptions receivable             -             -          -            -                -               (1,755)       (1,755)

Foreign Currency
   translation adjustment              -             -          -            -                  (6,436)      -              (6,436)

Net loss for the year ended
   June 30, 1999                       -             -          -                (49,719)     -              -             (49,719)
                                     -----------  --------- ----------- ----------------- -------------  ------------   -----------
                                     -----------  --------- ----------- ----------------- -------------  ------------   -----------

Balances at June 30, 1999 (Forwarded)19,446,000     19,446     180,864           (52,673)       (6,436)     (188,865)      (47,664)




           See accompanying notes to consolidated financial statements

            FREFAX, INC. AND SUBSIDIARY (A DEVELOPMENT STAGE COMPANY) CONSOLIDATED INTERIM STATEMENTS OF STOCKHOLDERS' DEFICIENCY FOR THE PERIOD FROM SEPTEMBER 26, 1997 (DATE OF INCEPTION)
                             TO SEPTEMBER 30, 2001

                                                                 Accumulated          Accumulated
                                                   Additional    Deficit              Other                   Stock         Total
                                 Common Stock      Paid-in       During the           comprehensive   Subscriptions  Stockholders'
                             Shares     Amount     Capital       Development Stage    Income (Loss)      Receivable    Deficiency
                           ------------ ---------  ------------  -------------------  --------------- -------------  ------------
                           ------------ ---------  ------------  -------------------  --------------- -------------  ------------
Balances at June 30, 1999  (19,446,000)   19,446       180,864              (52,673)          (6,436)     (188,865)        (47,664)

Accrued interest on
   subscriptins receivable    -           -            -                -                   -               (3,742)       (3,742)

Foreign currency
   translation adjustment     -           -            -                -                     (4,936)     -               (4,936)

Net loss for the year ended
   June 30, 2000              -           -            -                    (35,300)        -             -              (35,300)
                           ------------ ---------  ------------  -------------------  --------------- -------------  ------------
                           ------------ ---------  ------------  -------------------  --------------- -------------  ------------

Balances at June 30, 2000   19,446,000    19,446       180,864              (87,973)         (11,372)     (192,607)      (91,642)

Issuance of common stock
for services rendered        2,049,091     2,049        98,451          -                   -             -              100,500

Accrued interest on
   subscriptions receivable   -           -            -                -                   -               (3,742)       (3,742)

Foreign currency
   translation adjustment     -           -            -                -                        565      -                  565

Net loss for the year ended
   June 30, 2001              -           -            -                    (51,904)        -             -              (51,904)
                           ------------ ---------  ------------  -------------------  --------------- -------------  ------------
                           ------------ ---------  ------------  -------------------  --------------- -------------  ------------

Balances at June 30, 2001   21,495,091    21,495       279,315             (139,877)         (10,807)     (196,349)      (46,223)
                           ============ =========  ============  ===================  =============== =============  ============
                           ============ =========  ============  ===================  =============== =============  ============

Issuance of common stock
on reverse takeover of CXN
(Canada) Inc.               28,836,566    28,837      (170,383)              22,448           10,807                    (108,291)

Accrued interest on
subscription receivable                                                                                    (936)           (936)

Net loss for the period
ended                                                                      (275,265)                                    (275,265)
                           ------------ ---------  ------------  -------------------  --------------- -------------  ------------
September 30, 2001          50,331,657    50,332       108,932             (392,694)                      (197,285)     (430,715)
                           ============ =========  ============  ===================  =============== =============  ============


           See accompanying notes to consolidated financial statements

                          FREFAX, INC. AND SUBSIDIARY
                         (A DEVELOPMENT STAGE COMPANY)
                 CONSOLIDATED INTERIM STATEMENTS OF CASH FLOWS

Cash flows from operating activities:
   Net (loss)                                                            (275,265)
   Adjustments to reconcile net (loss) to net
      cash used for operating activities:
         Depreciation                                                       3,321
         Interest income on subscriptions receivable                         (936)
(Increase) decrease in:
         Recoverable use tax                                              (19,149)
         Prepaids and deposits                                            (19,962)
Increase (decrease) in:
         Accrued expenses - related party                                  65,971
         Accrued expenses                                                  16,650
                                                                  ----------------
Net cash used for operating activities                                   (229,370)
                                                                  ----------------

Cash flows from investing activities:
        Acquisition of wholly owned subsidiary                           (108,291)
        Purchase of furniture, fixtures and equipment                     (63,594)
                                                                  ----------------
Net cash used for investing activities                                   (171,885)
                                                                  ----------------

Cash flows from financing  activities:
        Proceeds from initial capitalization of company
          and from sale of common stock in connection
          with private placements,                                             -
        Loans payable                                                     409,304
                                                                  ----------------
Net cash provided by financing activities                                 409,304
                                                                  ----------------

Net increase (decrease) in cash                                             8,049

Cash, beginning of period                                                 -
                                                                  ----------------

Cash, end of period                                                       8,049
                                                                  ----------------

Supplemental disclosure of non-cash flow information:
       Cash paid during the year for:
       Interest                                                           -
                                                                  ----------------
                                                                  ----------------
       Income taxes                                                       -
                                                                  ----------------


           See accompanying notes to consolidated financial statements

                            FEFAX, INC AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
               NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2001
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                    (DATE OF INCEPTION) TO SEPTEMBER 30, 2001

NOTE 1   -        ORGANIZATION

         Frefax, Inc. (the "Company") was incorporated in the State of Florida on September 26, 1997 as Central Group, Inc. The name of the Company was changed on September 15, 1998 to its current name.

         Pursuant to the stock purchase agreement dated July 30, 1998 between the Company and the shareholders of Frefax, Inc. (Canada), ("Frefax Canada"), a company incorporated in the province of Ontario, Canada, the Company issued an aggregate of 10,000,000 shares of its $.001 par value common stock to the shareholders of Frefax Canada in exchange for 100% of Frefax Canada's issued and outstanding common stock. Accordingly, Frefax Canada became a wholly owned subsidiary of the Company. Such transaction is considered a capital transaction whereby Frefax Canada contributed its stock for the net book value of the Company.

         Frefax Canada was incorporated on September 5, 1996 for the purpose of developing software to be utilized in reducing long distance telephone fax charges. The Company ceased pursuing this prior to June 30, 2000.

         In May 2001 the Company disposed of 100% of Frefax Inc. (Canada) for a total net proceeds of $68,389

         As of June 30, 2001, the company is considered to be a development stage company. However, on November 8, 2001, the Company signed a letter of intent to enter into an acquisition agreement with China Xin Network (Canada) Inc. ("CXN"). See Note 9.

NOTE 2   -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a)       Basis of  presentation
         ----------------------

         The Company is considered to be a development stage company as of September 30, 2001 since planned principal operations have not yet commenced.

b)       Principles of  consolidation
         -----------------------------

         The accompanying consolidated financial statements include the accounts of the Company from September 26, 1997 (date of inception) and its wholly owned subsidiary, CXN Canada from October 2001 herein after referred to as the ("Companies") after elimination of all significant intercompany transaction and accounts.

c)       Cash and cash equivalent
         ------------------------

         The Company considers highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

                           FREFAX, INC AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2001
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                    (DATE OF INCEPTION) TO SEPTEMBER 30, 2001

NOTE 2   -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)

d)       Furniture, fixtures, and equipment
         ----------------------------------

         Furniture, fixtures, and equipment are recorded at cost less accumulated depreciation which is provided on the straight line basis over the estimated useful lives of the assets which range between three and seven years. Expenditures for maintenance and repairs are expensed as incurred.

e)       Income taxes.
         ------------

         The Company accounts for income taxes in accordance with the "liability method" of accounting for income taxes. Accordingly, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities, using enacted tax rates in effect for the year in which the differences are expected to reverse. Current income taxes are based on the respective periods' taxable income for federal, state and foreign income tax reporting purposes.

f)       Earnings per share
         -----------------

         Earnings per common share is computed pursuant to SFAS No. 128 "Earnings Per Share." Basic earnings per share is computed as net income (loss) available to common shareholders divided by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur from common shares issuable through stock options, warrants and
         convertible     preferred     stock.

g)       Use of estimates
         ----------------

         The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           FREFAX, INC AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2001
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                    (DATE OF INCEPTION) TO SEPTEMBER 30, 2001

NOTE 2   -        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont'd)


h)       Faire value disclosure at September 30, 2001
         --------------------------------------------

         The carrying value of recoverable use fax, loan receivable - unsecured, accrued expenses - related party, and loans from related party is a reasonable estimate of their fair value.

i)       Foreign currency translation
         ----------------------------

         The functional currency for the Company's foreign operation is the applicable local currency, Canadian dollars. The translation from Canadian dollars to U.S. dollars is performed for balance sheet accounts using current exchange rates in effect at the balance sheet date and for revenue and expense accounts using a weighted average exchange rate during the period. The resulting translation adjustments are recorded as a component of comprehensive income. Gains or losses resulting from foreign currency transactions are included in the statements of operations.

j)       Effect of new accounting standards
         ----------------------------------

         The Company does not believe that any recently issued accounting standards, not yet adopted by the Company, will have a material impact on its financial position and results of operations when adopted.

         During June 2001 SFAS No. 141, "Business Combinations" was issued. This standard addresses financial accounting and reporting for business combinations. All business combinations within the scope of SFAS 141 are to be accounted for using one method - the purchase method. Use of the pooling-of-interests method is prohibited. The provisions of SFAS 141 apply to all business combinations initiated after June 30, 2001. It also applies to all business combinations accounted for using the purchase method for which the date of acquisition is July 1, 2001 or later.

         During June 2001 SFAS No. 142, "Goodwill" and Other Intangible Assets" was issued. This standard addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition. SFAS 142 also addresses how goodwill and other intangibles assets should be accounted for after they have been initially recognized in the financial statements. The provision of SFAS 142 is effective for fiscal years beginning after December 15, 2001.

                           FREFAX, INC AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2001
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                    (DATE OF INCEPTION) TO SEPTEMBER 30, 2001

NOTE 3   -        GOING CONCERN

         The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. It is the intent of the Company to seek financing trough the acquisition of an active company. See Note 10.

NOTE 4   -        ACCRUED EXPENSES RELATED PARTY

         Accrued expenses at September 30, 2001 consist of $9,000 professional fees which have been subsequently paid directly by the Company's President and $65,971 represent management fees charged by the Company's President.

NOTE 5   -        PROVISION FOR INCOME TAX

         Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes related to differences between the financial statement and income tax bases of assets and liabilities for financial statement and income tax reporting purposes. Deferred tax assets and liabilities represent the future tax return consequences of these temporary differences, which will either be taxable or deductible in the year when the assets or liabilities are recovered or settled. Accordingly, measurement of the deferred tax assets and liabilities attributable to the book-tax basis differentials are computed by the Company at a rate of approximately 34% for federal and 6% for state.

NOTE 6   -        COMMITMENTS AND CONTINGENCIES

         a) Lack of  Insurance
         The Company does not maintain any property, product liability, general liability or any other form of insurance, Although the Company is not aware of any claims resulting from product malfunctions, there is no assurance that none exists.


         b) Rent
         CXN Canada Inc. leases office space under temporary lease expiring in June 2002, minimum monthly payments are $2,465. CXN Canada Inc. also leases office space in China under a lease expiring in August 2003, minimum monthly payments are $6,261.

                           FREFAX, INC AND SUBSIDIARY
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                   FOR THE PERIOD ENDED SEPTEMBER 30, 2001 AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                      (DATE OF INCEPTION) TO JUNE 30, 2001

NOTE 7   -        Loans Payable
         The loans payable bear interest at prime +2% and are convertible at the option of the holder at a rate of $ 0.25 per common share for a total conversion of 1,597,215 common shares and 3,187,831 warrants.

NOTE 8   -        STOCKHOLDERS' DEFICIENCY

a)       Capitalization
         --------------
         The Company was organized during September 1997 by issuing an aggregate of 500,000 shares of its $.001 par value common stock to its founder for $2,500.

b)       Acquisition of Subsidiary
         -------------------------
         Pursuant to a stock purchase agreement dated July 30, 1998 between the Company and the shareholders of Frefax Canada, the Company issued an aggregate of 10,000,000 shares of its $.001 par value common stock to the shareholders of Frefax Canada in exchange for 100% of Frefax Canada issued and outstanding common stock. Accordingly, after such transaction, Frefax Canada became a wholly owned subsidiary of the Company. Such transaction is considered a capital transaction whereby Frefax Canada contributed its stock for the net book value of the Company, and accordingly, no goodwill is recorded.

c)       Limited Offering Memorandums
         ----------------------------
         During October 1997, the Company commenced two Limited Offerings pursuant to Rule 504 of Regulation D promulgated under the Securities Act of 1933. The Company offered 400,000 shares of its common stock at $.001 per share and 4,000 shares of its common stock at $ .10 per share, respectively. The Company sold an aggregate of 403,000 shares of common stock yielding net proceeds of $700.

d)       Private Offerings
         -----------------
i) During November 1998, the Company offered 7,500,000 shares of its common stock at $.01 per share pursuant to rule 504 of regulation D promulgated under the Securities Act of 1933. The Company sold a total of 6,001,000 shares of common stock in exchange for a promissory note of $60,010 which has been classified as a stock subscription receivable thereby reducing stockholder's equity.

ii) During February 1999, the Company offered 10,000,000 shares of its common stock at $.05 per share pursuant to Rule 504 of Regulation D promulgated under the Securities Act of 1933. The Company sold a total of 2,542,000 shares of common stock in exchange for a promissory note of $127,100, which has been classified as a stock subscription receivable thereby reducing stockholder's equity.

The above promissory notes are callable on demand and accrue interest at a rate of 2% per annum. As of September 30, 2001, the Company accrued $10,175 of interest receivable in connection with such notes.

                                   FREFAX, INC
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2001
                                       AND
                    CUMULATIVE PERIOD FROM SEPTEMBER 26, 1997
                    (DATE OF INCEPTION) TO SEPTEMBER 30, 2001


NOTE 8   -        STOCKHOLDERS' DEFICIENCY (cont'd)

e)       Shares issued for services rendered

         In June 2001, 2,049,091 shares of common stock were issued in exchange for services rendered at a value of $100,500, or $.05 per share, including a total of 1,622,728 shares issued to the Chairman as compensation.

NOTE 9   -        RELATED PARTY TRANSACTIONS


a) In June 2001, 1,622,728 shares of common stock were issued to the Chairman for compensation at a value of $80,000, or $.05 per share.



NOTE 10  -        SUBSEQUENT EVENT

         On November 8, 2001, the Company acquired China Xin Network Inc., a Canadian corporation Under the acquisition agreement, the Company acquired all of the outstanding common stock of CXN in exchange for 28,836,566 newly issued common shares of the Company's common stock to be issued on a 2 for 1 basis to the existing CXN shareholders. The acquisition will be treated as a reverse acquisition. Therefore the historical financial statements prior to November 8, 2001 will be those of CXN. The transaction is considered a capital transaction whereby CXN contributes its stock for the net assets of the Company.

         In addition, the Company was declared to have no assets and liabilities at that date. In connection with that, the former Chairman of the Company agreed to take full responsibility for any and all outstanding liabilities of the company.

         As a result of the issuance of 28,836,566 new shares of common stock, the Company is in excess of its 50,000,00 authorized shares by 331,657 shares.

Item 8.   Change in Fiscal Year.

NOT APPLICABLE




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                       CHINA XIN NETWORK MEDIA CORPORATION
                             (Formerly FreFax Inc..)
                                  (Registrant)


Date: Janaury 10, 2002              By:/s/ Jean-Francois Amyot
                                       -----------------------
                                       Name: Jean-Francois Amyot,
                                       Title:   CEO & Chairman